City National Rochdale California Tax Exempt Bond Fund a series of City National Rochdale Funds
Summary Prospectus dated JANUARY 31, 2022
Class: Servicing Class Class N	Ticker: (CNTIX) (CCTEX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.citynationalrochdalefunds.com. You can also get this information at no cost by calling (888) 889-0799 or by sending an e-mail request to citynationalrochdale@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 31, 2022, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2021, are incorporated by reference into this Summary Prospectus.

City National Rochdale California Tax Exempt Bond Fund

INVESTMENT GOALS

The City National Rochdale California Tax Exempt Bond Fund (the “California Tax Exempt Bond Fund” or the “Fund”) seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the California Tax Exempt Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class	Class N
Management Fees	0.27%	0.27%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Shareholder Servicing Fee	0.25%	0.25%
Other Fund Expenses	0.37%	0.36%
Total Other Expenses	0.62%	0.61%
Total Annual Fund Operating Expenses	0.89%	1.13%

EXAMPLE

This Example is intended to help you compare the cost of investing in the California Tax Exempt Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the California Tax Exempt Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$91	$284	$493	$1,096
Class N	$115	$359	$622	$1,375

PORTFOLIO TURNOVER

The California Tax Exempt Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The California Tax Exempt Bond Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in short to intermediate-term, high quality municipal bonds and notes, the interest from which is expected to be exempt from federal and California state personal income taxes. This policy may not be changed without shareholder approval. The municipal bond obligations in which the Fund invests consist of general obligation bonds, revenue bonds, notes and obligations issued by the State of California and its agencies and by various counties, cities and regional or special districts in California. The Fund may also invest in short-term tax exempt commercial paper, floating rate notes, variable rate demand notes, tender option bonds or shares of money market mutual funds the goals of which

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are consistent with the Fund’s goals (i.e., money market funds that invest primarily in securities the interest from which is expected to be exempt from federal and California state personal income taxes). Up to 20% of the Fund’s net assets may be invested in securities subject to the federal alternative minimum tax (the “AMT”).

City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, actively manages the average duration of the Fund’s portfolio in accordance with its expectations of interest rate changes as driven by economic trends. The average duration of the Fund’s portfolio typically ranges from three to eight years, but may vary due to unusually large purchases or redemptions of the Fund’s shares. There is no limit on the maturities of individual securities held by the Fund. The Fund typically invests in issues with a minimum credit rating from Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“Standard & Poor’s”) of Baa or BBB, issues carrying credit enhancements such as insurance by the major bond insurance companies with an underlying minimum credit rating of Baa or BBB, and short-term notes with a rating from Moody’s of MIG1 or VMIG1 or from Standard & Poor’s of SP1 or A1. Although the Adviser considers credit ratings in selecting investments for the Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on a credit rating by a nationally recognized statistical rating organization. The Adviser considers, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage. The Fund may retain a security after it has been downgraded to any rating below the minimum credit rating if the Adviser determines that doing so is in the best interests of the Fund.

Generally, in determining whether to sell a security, the Adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the California Tax Exempt Bond Fund nor the Adviser can guarantee that the Fund will meet its investment goals. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Recent Market Events – The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

California Risk Factors – The Fund may be subject to greater risks than other tax exempt bond funds that are diversified across issuers located in a number of states. The Fund is vulnerable to adverse economic, political or other events that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state

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or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the Fund’s holdings.

Municipal Securities – U.S. state and local governments issuing municipal securities held by the Fund rely on taxes and revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

Taxes – Although one of the Fund’s goals is to provide income exempt from federal and California state personal income taxes, some of its distributions are expected to be subject to the AMT. If certain types of investments the Fund buys as tax-exempt are later ruled not to meet the applicable requirements, a portion of the Fund’s distributions could become subject to regular personal income taxes.

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such debt securities will fail to make timely payments of interest or principal, or go bankrupt. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer.

Interest Rates – The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater interest rate risk than those with shorter maturities. The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Recent and potential future changes in monetary policy made by central banks and governments are likely to impact the level of interest rates.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Credit Enhancement – The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

Non-Diversification – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to adverse events affecting those issuers and may experience increased volatility.

LIBOR Risk – Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. In March 2021, the administrator of LIBOR announced a delay in the phase out of the majority of U.S. Dollar LIBOR publications until June 30, 2023, although the remainder of LIBOR publications ended on December 31, 2021. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

Tender Option Bonds – Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust that also contains a liquidity facility. The trust issues two classes of receipts, one of which is a synthetic variable-rate demand obligation (a “floater receipt”) and one of which is an inverse-rate long-term obligation. Each obligation represents a proportionate interest in the underlying bonds. In the event of certain defaults or a significant downgrade of the credit rating assigned to the issuer of an underlying bond, the liquidity facility provider may not be obligated to accept tendered floater receipts. In this event, the underlying bonds in the trust are priced for sale in the market and the proceeds are used to repay the floater and inverse receipt holders. If the receipt holders cannot be repaid in full from the sale of the underlying bonds then the bonds will be distributed to the receipt holders on a pro rata basis, in which case the holders would likely incur losses.

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goals depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their

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investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Further, the Fund is subject to the effects of the business and regulatory developments that affect these underlying funds and the investment company industry generally.

Rating Agencies – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the issuers of the securities they rate.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in municipal securities of issuers in states other than California or in cash or cash equivalents (including taxable money market securities). During such a period, the Fund may not be seeking its investment goals. If the Fund makes defensive investments, it may generate taxable income.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the California Tax Exempt Bond Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the California Tax Exempt Bond Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 2.13% Q2 2020	Worst Quarter -2.40% Q4 2016

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This table shows the average annual total returns of each class of the California Tax Exempt Bond Fund for the periods ended December 31, 2021. The table also shows how the Fund’s performance compares with the returns of an index comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2021)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	-0.55%	2.01%	1.79%
Return After Taxes on Distributions	-0.57%	1.98%	1.72%
Return After Taxes on Distributions and Sale of Fund Shares	0.10%	1.85%	1.71%
Class N
Return Before Taxes	-0.89%	1.75%	1.53%
Bloomberg CA Intermediate-Short Municipal Index (Reflects no deduction for fees, expenses or taxes)	0.06%	2.61%	2.30%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Michael Taila, Managing Director and Senior Portfolio Manager of the Adviser, and Pam Nelson, Portfolio Manager of the Adviser, are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the California Tax Exempt Bond Fund since 2020 and 2021, respectively.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts, including separately managed accounts advised by the Adviser, maintained at City National Bank and certain retirement plan platforms. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts of the Adviser not maintained at City National Bank, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The California Tax Exempt Bond Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the California Tax Exempt Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The California Tax Exempt Bond Fund intends to distribute income that is exempt from regular federal and California state income taxes. A portion of the Fund’s distributions, however, may be subject to such taxes and a portion is expected to be subject to the federal AMT.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the California Tax Exempt Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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CNR-SM-009-1800